Janus Investment Fund

Janus Henderson Global Select Fund

Janus Henderson Overseas Fund

Supplement dated July 20, 2023

to Currently Effective Prospectuses

and Statement of Additional Information

Effective on or about August 1, 2023, George P. Maris will no longer serve as Executive Vice President and Lead Portfolio Manager of Janus Henderson Global Select Fund and Janus Henderson Overseas Fund (together, the “Funds”). As a result, all references to Mr. Maris serving in those capacities are removed from the Funds’ prospectuses and statement of additional information. Julian McManus will continue to serve as Executive Vice President and Portfolio Manager of the Funds.

Please retain this Supplement with your records.